Exhibit 99.1

MarkWest Energy Partners 2008 Investor / Analyst Conference September 11, 2008 New York, New York

2 Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transactions, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance or distributions could vary significantly from those expressed or implied in such statements. Among the factors that could cause results to differ materially are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices;  A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations on our future financial or operational flexibility; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

3 Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA, Segment Operating Income, and Distributable Cash Flow. We define Adjusted EBITDA as net income (loss) before income taxes, plus depreciation expense, amortization expense, impairment expense, interest expense, amortization of deferred financing costs, gain/loss on disposal of property, plant and equipment, non-cash derivative activity and non-cash compensation expense. Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. We define Segment Operating Income as segment revenue less purchased product costs and facility expenses. Segment Operating Income is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Segment Operating Income is presented because such information is relevant and is used by management to assess the financial performance and operating results of our fundamental business activities. Additionally, management believes that Segment Operating Income provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period. The presentation of Segment Operating Income allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization, and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of growth capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Adjusted EBITDA, Segment Operating Income, and Distributable Cash Flow is net income. Please see slide 62 and the Appendix for reconciliations of Distributable Cash Flow and Adjusted EBITDA, respectively, to net income.

4 Agenda MarkWest Overview Frank Semple Business Unit Overview John Mollenkopf Future Growth Opportunities Randy Nickerson Financial Strategy, Commodity Risk & Distribution Analysis Andy Schroeder Questions & Answers

MarkWest Overview Frank Semple

6 Unique Structure. Aggressive Growth. Proven Results. Midstream MLP with no incentive distribution rights and one of the lowest costs of equity capital in the industry High-quality, diverse portfolio of assets serving very prolific natural gas basins in the U.S. Top ranked in customer satisfaction for natural gas midstream services $850MM+ of approved growth projects in 2008 and 2009 Successful track record of accretive acquisitions and organic growth Superior and sustainable distribution growth

7 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Pre-MWP Merger Current Benefits of Merger with MarkWest Hydrocarbon Yield 10.04% 7.65% 2 .39% re duction 7.17% Improved cost of equity capital as a result of the elimination of IDRs. Provides better returns to common unitholders from organic growth projects. Enhances our competitive position for new acquisitions Immediate accretion to cash available for distribution per common unit Reduces the costly duplication of services required to maintain two public companies Benefits Illustrative Cost of Equity Reduction Yield on Common Units Yield on General Partner Interest

Geographic Footprint



- **Michigan**
  - 250-mile interstate crude pipeline
  - 90-mile gas gathering pipeline
- **East Texas**
  - 500 MMcf/d gathering capacity
  - 200 MMcf/d processing plant
- **Western Oklahoma**
  - 145 MMcf/d gathering capacity
  - 160 MMcf/d processing plant
- **Southeast Oklahoma**
  - 400 MMcf/d gathering capacity
  - Centrahoma processing JV
- **Other Southwest**
  - 12 gas gathering systems
  - 4 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities
- **Appalachia**
  - Four processing plants with combined 295 MMcf/d processing capacity
  - 600K Gal/d NGL fractionation facility
  - 11 million gallon storage capacity
  - 80-mile NGL pipeline
  - Gathering and processing infrastructure under construction in the Marcellus shale
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline

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9 “MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction RANGE RESOURCES

10 ($ in millions) Distributable Cash Flow (DCF)* Strategic Investments Drive Increasing Growth $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 2008F NOTE: Forecasted DCF includes the effect of the merger with MarkWest Hydrocarbon. $220MM – $240MM *See slide 62 for a reconciliation of Distributable Cash Flow to Net Income.

# Distribution Growth Since IPO



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
152% distribution growth
since May 2002 IPO
(17% CAGR)
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
Common Unit Distribution

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12 MWE Unit Performance vs. Alerian Index -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% May-02 Dec-0 2 Jun-03 Jan -0 4 Jul -0 4 Feb-0 5 Aug-05 Mar-0 6 Sep-06 Apr-07 Oct -0 7 May-0 8 MWE 231.2% AMZ 53.3%

13 Pipeline / Midstream Total Return – Trailing 12 Months (TTM) -36.4% -32.7% -29.3% -21.6% -20.4% -19.4% -18.9% -18.8% -17.8% -15.3% -14.6% -14.1% -14.0% -13.8% -11.2% -10.8% -8.0% -7.4% -7.1% -5.0% -3.7% -1.4% -1.3% 1.3% 3.7% 6.7% 13.4% 22.5% -42.7% -55.0% -45.0% -35.0% -25.0% -15.0% -5.0% 5.0% 15.0% 25.0% DCP Midstream Genesis Energy Exterran Partners Eagle Rock Crosstex Energy Boardwalk Pipeline Atlas Pipeline Duncan Energy Holly Energy Regency Energy Targa Resources NuStar Energy TransMontaigne Partners Copano Energy TEPPCO Partners Plains All American Martin Midstream Energy Transfer Magellan Midstream Wachovia MLP Index Buckeye Partners Hiland Partners TC Pipelines Sunoco Logistics ONEOK Partners Enbridge Energy Partners Enterprise Products MarkWest Energy Partners Kinder Morgan Energy Source: Wachovia Equity Research, MLP Monthly, September 2008

Business Unit Overview John Mollenkopf

15 MarkWest Operations Overview Provides midstream services for over 1.9 Bcf/d of gas Assets servicing four of the largest and most active natural gas producing basins in the United States Strategic franchise assets Well-designed, efficient assets Diverse contractual mix High-quality service and a diverse customer base Skilled and efficient engineering and construction staff

16 MarkWest Operating Philosophy Provide exceptional customer service Build and maintain efficient gathering systems and plants Understand customer needs and be responsive Focus on growth and be entrepreneurial Thrive in competitive market Maintain excellent safety and environmental record

17 55% 25% 20% Business Units – Diverse Asset Base Southwest Gulf Coast Northeast 2008 Annualized Segment Operating Income1: $416 million (1) Represents annualized segment operating income for the six months ended June 30, 2008.

Southwest Business Unit East Texas, Oklahoma, and Other Southwest

19 Other Southwest 10% Southeast Oklahoma 19% Western Oklahoma 25% East Texas 46% Southwest Business Unit 2008 Annualized Segment Operating Income1: $226 million (1) Represents annualized segment operating income for the six months ended June 30, 2008.

20 East Texas System Overview Competitive advantages Located in prolific East Texas Basin • Cotton Valley, Travis Peak and Pettit formations Multiple gas and NGL outlets to downstream markets System and plant are essentially new; highly fuel efficient with minimal losses Low-pressure service Common suction design for optimized compression redundancy Gathering system 500 MMcf/d capacity (current throughput greater than 475 MMcf/d) Over 300 miles of pipe Over 100,000 hp of compression Gas processing plant 200 MMcf/d cryogenic gas plant 80 MMcf/d expansion under way; operational by December 2008 Highly fuel efficient

21 East Texas Contracts East Texas has a wide variety of contracts and over 75 customers. Typical gathering contracts include: A gathering fee per MMBtu of gas gathered A compression fee per MMBtu per stage of compression Deemed compressor fuel and system loss (we make money from improved efficiency compared to deemed fuel and loss) We also purchase some gas at the wellhead with all of the above fees built into the price Blocker system 100% fee-based The Carthage gas plant has three different types of contracts POL where MarkWest retains a portion of the liquids for processing services Fee-based processing where MarkWest charges a fixed fee and returns all of the liquids Keep-whole processing In addition, we collect transport fees for our NGL pipeline

22 East Texas Financial Summary 0 50 100 150 200 250 300 350 400 450 500 2004 2005 2006 2007 2008F MMcf/d 455,0003 413,700 378,100 321,000 259,300 Gas gathering (Mcf/d) For the year ended December 31, $ 103,0232 $ 75,686 $ 66,959 $ 36,774 $ 15,034 Operating income $ 33,614 2007 $ 45,0001 2008F $ 23,508 $ 46,088 $ 260,043 Capital expenditures 2006 2005 2004 ($ in thousands) Total capital investment through 2008: $408.3 million Strategic Investments Drive Increasing Return $- $50 $100 $150 $200 $250 $300 2004 2005 2006 2007 2008F Capital Expenditures (1) $- $20 $40 $60 $80 $100 $120 Operating income (1) Cape x Op.Income Consistent Volume Growth (1) $ in millions (1)Represents midpoint of East Texas’ 2008 growth capital expenditure forecast. (2)Represents annualized operating income for the six months ended June 30, 2008. (3)Represents 2008 full-year forecasted volumes.

23 Western Oklahoma System Overview Competitive advantages Located in prolific Anadarko Basin Multiple gas outlets to downstream connections Low and medium pressure service System and plant are essentially new; highly fuel efficient and reliable with minimal losses Gathering system 145 MMcf/d current capacity 80 MMcf/d expansion into Texas panhandle under way; operational by October 2008 Over 300 miles of pipe Over 50,000 hp of compression Gas processing plant 160 MMcf/d cryogenic gas plant, including recently completed 60 MMcf/d expansion Highly fuel efficient

24 Western Oklahoma Contracts  The Foss Lake gathering contracts are comprised of fees and gas retainage A gathering fee per MMbtu of gas gathered A compression fee per MMbtu per stage of compression Deemed compressor fuel and system loss (we make money from improved efficiency compared to deemed fuel and loss) We also purchase some gas at the wellhead with all of the above fees built into the price The Arapaho plants have keep-whole processing agreements with the producers that include an option to minimize or reject the recovery of ethane when pricing is unfavorable Approximately 50% of the contracts also contain provisions reimbursing us for a share of the costs if the plant is shut down Keep-whole margins are favorable in Western Oklahoma due to gas price locational differential and Conway NGL prices

25 Western Oklahoma Financial Summary 0 20 40 60 80 100 120 140 2004 2005 2006 2007 2008F MMcf/d 127,9003 116,500 87,500 75,800 60,900 Gas gathering (Mcf/d) For the year ended December 31, $ 56,0532 $ 46,902 $ 29,605 $ 15,329 $ 11,905 Operating income $ 40,411 2007 $ 105,0001 2008F $ 7,692 $ 11,937 $ 2,917 Capital expenditures 2006 2005 2004 ($ in thousands) Strategic Investments Drive Increasing Return $- $20 $40 $60 $80 $100 $120 2004 2005 2006 2007 2008F Capital Expenditures (1) $- $10 $20 $30 $40 $50 $60 Operating Income (1) Capex Op. Income Consistent Volume Growth (1) $ in millions Total capital investment through 2008: $206.0 million (includes $38.0 million acquisition of Foss Lake in 2003) (1)Represents midpoint of Western Oklahoma’s 2008 growth capital expenditure forecast. (2)Represents annualized operating income for the six months ended June 30, 2008. (3)Represents 2008 full-year forecasted volumes.

26 Southeast Oklahoma System Overview Competitive advantages Located in prolific Arkoma Basin. Low pressure service In excess of 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play Market Access Interconnects to CenterPoint Energy Gas Transmission and Enogex, Inc Arkoma Connector Pipeline will connect to MEP and Gulf Crossing pipelines at Bennington; operational in mid-2009 With Arkoma Connector, we will have 1.3 Bcf/d of takeaway capacity Gathering system 400 MMcf/d capacity Over 400 miles of mostly large diameter pipe Over 23 compressor stations with 85,000 HP Processing and treating capacity 40 MMcf/d processing capacity through 40% ownership of Centrahoma joint venture Three amine treating facilities at north and south end of gathering system

27 Southeast Oklahoma Contracts The Southeast Oklahoma gathering and processing contracts are comprised of fee, gas retainage, and keep-whole A gathering fee per MMbtu of gas gathered A compression fee per MMbtu per stage of compression Deemed compressor fuel and system loss (we make money from improved efficiency compared to deemed fuel and loss) MarkWest collects keep-whole margins from processing rich Woodford gas

28 Southeast Oklahoma Financial Summary 0 50 100 150 200 250 300 2006 2007 200 8F MMcf /d 278,0003 114,000 34,000 NA NA Gas gathering (Mcf/d) For the year ended December 31, $ 43,5352 $ 9,365 NA NA NA Operating income $ 221,502 2007 $ 175,0001 2008F $ 26,422 NA NA Capital expenditures 2006 2005 2004 ($ in thousands) Strategic Investments Drive Increasing Return $- $50 $100 $150 $200 $250 2006 2007 2008F Capital Expenditures (1) $- $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Operating Income (1) Capex Op. Income Consistent Volume Growth (1) $ in millions Total capital investment through 2008: $422.9 million (1)Represents midpoint of Southeast Oklahoma’s 2008 growth capital expenditure forecast. (2)Represents annualized operating income for the six months ended June 30, 2008. (3)Represents 2008 full-year forecasted volumes.

29 Other Southwest Overview Assets Appleby gathering system Four lateral pipelines 11 other natural gas gathering systems

30 Appleby Gathering System Overview  Competitive advantages and characteristics of our system Prolific Travis Peak reservoir (50+ new wells per year) Low pressure service System 70% new and growing – highly fuel efficient and reliable with minimal losses Fast well connections Chesapeake is anchor customer  Gathering system 80 MMcf/d Capacity Over 225 well / CDP connections Over 15,000 hp of compression Gas processing plant Two 50 MMcf/d mechanical refrigeration plants

31 Appleby / Other Gathering System Contracts Appleby Contracts are fee-based with a fixed retainage for fuel and loss Keep-whole processing Other gathering systems Contracts include a variety of fee-based, wellhead purchases and POI contracts

32 Lateral Pipelines Lake Whitney lateral – a 33-mile intrastate pipeline that transports natural gas to a power plant near Waco, Texas Rio Nogales lateral – A two pipeline, 27-mile system that transports natural gas to a power plant near Sabine, Texas PowerTex lateral – a 68-mile intrastate gas pipeline system that transports natural gas from El Paso Natural Gas and Northern Natural Gas to industrial and municipal consumers in Lubbock, Texas Hobbs lateral – 4 miles of 10-inch and 12-inch intrastate gas transmission pipeline that transports gas from Transwestern and Northern Natural Gas to Southwestern Public Service’s Cunningham and Maddox power plants in Hobbs, New Mexico (FERC regulated) Fee-based income – All lateral contracts are fee-based. In addition, the fees at Lake Whitney and Rio Nogales are 100% demand charges

33 Other Southwest Financial Summary 0 10 20 30 40 50 60 70 80 2004 2005 2006 2007 2008F MMcf /d 73,0003 67,400 52,500 49,900 44,100 Gas gathering (Mcf/d) For the year ended December 31, $ 23,8032 $ 16,574 $ 11,608 $ 10,120 $ 10,831 Operating income $ 13,679 2007 $ 10,0001 2008F $ 12,669 $ 7,765 $ 6,199 Capital expenditures 2006 2005 2004 ($ in thousands) Strategic Investments Drive Increasing Return $- $2 $4 $6 $8 $10 $12 $14 $16 2004 2005 2006 2007 2008F Capital Expenditures (1) $- $5 $10 $15 $20 $25 Operating Income (1) Capex Op. Income Consistent Volume Growth (1) $ in millions Total capital investment through 2008: $102.4 million (includes the 2003 acquisition of Pinnacle for $39.9 million and Lubbock Pipeline for $12.2 million) (1)Represents midpoint of Other Southwest’s 2008 growth capital expenditure forecast. (2)Represents annualized operating income for the six months ended June 30, 2008. (3)Represents 2008 full-year forecasted volumes.

Gulf Coast Business Unit Javelina

35 Gulf Coast Contracts Javelina POL processing agreements Refiners pay utility costs One refiner contract modified to a fee-based equivalent structure Residue gas returned to refiners Products sold to local chemical plants and refiners or shipped to Mt. Belvieu via pipeline Starfish Operates a FERC-regulated natural gas pipeline, an unregulated natural gas gathering system, and a dehydration facility MarkWest has a 50% non-operating membership interest Financial results are included in equity from earnings (losses) from unconsolidated affiliates

36 Corpus Christi Bay Javelina Facilities Valero Refineries Citgo Refineries Flint Hills Refineries Javelina Processing Facility Overview Refinery off-gas processing 140 MMcf/d cryogenic gas plant produces NGLs and residue gas NGLs are fractionated and residue gas is returned to the refiners for fuel gas Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process Fractionation 1.2 million Gal/d NGL fractionation capacity Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes Steam methane reformer (SMR) expansion SMR will deliver high-purity hydrogen to refinery customers, a critical component in the production of ultralow sulfur diesel The expansion is under w ay and will be operational by early 2010 Project is anchored by a long-term, fee-based contract Competitive advantages Javelina provides critical services for six refineries in Corpus Christi, Texas. All refinery off-gas is committed to Javelina under long-term contracts Excellent relationships with refinery customers Efficient off-gas processing and fractionation facility Product pipelines to critical end markets

37 Javelina Financial Summary 0 5 10 15 20 25 30 2005 2006 2007 2008F MMcf /d 25,0003 25,000 26,200 19,400 NA NGLs fractionated for a fee (Bbl/d) For the year ended December 31, $ 84,7182 $ 66,643 $ 57,760 $ 11,680 NA Segment operating income $ 18,082 2007 $ 55,0001 2008F $ 2,748 $ 398,898 NA Capital expenditures 2006 2005 2004 ($ in thousands) Strategic Investments Drive Increasing Return $- $50 $100 $150 $200 $250 $300 $350 $400 $450 2005 2006 2007 2008F Capital Expenditures (1) $- $10 $20 $30 $40 $50 $60 $70 $80 $90 Operating Income (1) Capex Op. Income Stable Volumes (1) $ in millions Total capital investment through 2008: $474.7 million (1)Represents midpoint of Gulf Coast Business Unit’s 2008 growth capital expenditure forecast. (2)Represents annualized operating income for the six months ended June 30, 2008. (3)Represents 2008 full-year forecasted volumes.

Northeast Business Unit Appalachia and Michigan

39 Appalachia Overview Fractionation, storage, and marketing complex (900,000 gal/day following expansion) Gas processing facilities Rich gas gathering area being developed Competitive advantages Largest gas processor in the prolific Appalachian basin Strategic gathering and processing agreement with Range Resources in the rich gas area of the Marcellus Shale play NGLs from the gas plants are shipped to Siloam for fractionation Siloam produces propane, butane, and natural gasoline, which are sold by truck, rail, and barge Residue gas is delivered to Columbia Gas Transmission Storage capacity of approximately 11 million gallons  Processing Plants Four plants with total inlet gas processing capacity of 295 MMcf/d In early 2008, the Kenova plant was expanded to allow for greater propane recovery capacity Significant plant expansions under way at Boldman and Cobb; operational by early 2009 Siloam Fractionation capacity of 600,000 Gal/d 300,000 Gal/d expansion under way; operational by late 2008

Northeast Business Unit Contracts

- **Appalachia contracts**
  - POL agreement with Equitable through MarkWest Energy Appalachia for its Maytown production
  - Keep-whole processing agreements through MarkWest Hydrocarbon for other producers and non-Maytown Equitable gas
  - Fee-based and POL contracts with Range Resources in support of the developing Marcellus Shale play



- **Michigan contracts**
  - Michigan crude oil pipeline charges a transportation tariff (fee) for each barrel transported
  - Gas gathering contracts are regulated fee-based per MMBtu transported
  - Gas processing contracts are POL

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41 Northeast Business Unit Financial Summary 0 50 100 150 200 250 2004 2005 2006 2007 2008F MMcf/d 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 Bbl/d (mm) App - Nat Gas MI - Nat Gas MI - Crude 196,7004 200,200 203,000 197,000 203,000 Natural gas processed (Mcf/d) – Appalachia 2,8004 5,200 6,500 6,600 12,300 Natural gas processed for a fee (Mcf/d) - Michigan 13,6004 14,000 14,500 14,200 14,700 Crude oil transported for a fee (Bbl/d) - Michigan For the year ended December 31, $ 105,3243 $ 20,483 $ 22,144 $ 12,182 $ 22,919 Segment operating income2 $ 2,099 2007 $ 135,0001 2008F $ 2,315 $ 4,862 $ 4,308 Capital expenditures 2006 2005 2004 ($ in thousands) Strategic Investments Drive Increasing Return $- $20 $40 $60 $80 $100 $120 $140 $160 2004 2005 2006 2007 2008F Capital Expenditures (1) $- $20 $40 $60 $80 $100 $120 Operating Income (1) Capex Op. Income Stable Volumes (1) $ in millions; results prior to 2008 do not include MarkWestHydrocarbon (1)Represents midpoint of Northeast Business Unit’s 2008 growth capital expenditure forecast. (2)Results prior to 2008 do not include MarkWest Hydrocarbon. (3)Represents annualized operating income for the six months ended June 30, 2008. (4)Represents 2008 full-year forecasted volumes.

42 Successful project execution In the past 18 months, we have completed over $500 million of capital projects On a consolidated basis, the capital projects have been completed within 1% of budget Construction prices are steadily rising, and are forecasted to continue to rise Our project budgeting process takes into account higher forecasted prices

43 Operations Summary High-quality assets in premium producing basins Franchise assets in Appalachia, Javelina, and Michigan Impressive and diverse customer base Diverse contractual mix Exceptional customer service Focused on growth Efficient project execution team

Future Growth Opportunities Randy Nickerson

45 East Texas Growth Opportunities New Producer Agreements We executed new agreements in the second quarter of 2008 that increased the volume of gas we gather from an average of 431 MMcf/d to as much as 490 MMcf/d today. We believe system volumes may reach 600 MMcf/d by 2010 as a result of the new agreements. We believe there will continue to be stepout opportunities as producers continue to develop their acreage positions. Cotton Valley Horizontal Drilling Horizontal drilling in the Cotton Valley formation continues to increase. While results have been mixed, producers continue to refine their drilling and production techniques. We believe horizontal drilling may provide opportunities to continue to build system volumes and to expand our gathering footprint.

46 East Texas Growth Opportunities (continued) Potential Development of the Haynesville Shale The Haynesville may become a worldclass shale play and there continues to be positive news about its potential. The players in the Haynesville are a “who’s who” of producers active in the other major shale plays, including Chesapeake Energy, Plains Exploration, Petrohawk Energy, Goodrich Petroleum, Exco Resources, EnCana, Questar, El Paso, Forest Oil, Cabot, Meridian Resource, Cubic Energy, and others. While drilling in the Haynesville Shale has been most active in western Louisiana, it appears that the Haynesville shale may extend under both our Carthage and Appleby systems in East Texas. In both operating areas, the majority of the zones are dedicated to MarkWest, which may provide significant future gathering and processing opportunities. MarkWest East Texas System

47 Western Oklahoma Growth Opportunities Other growth opportunities The Stiles Ranch pipeline extension gives us the ability to gather gas along the entire length of the new pipeline and in Wheeler County, most of which is experiencing significant drilling activity. Producers have drilled several successful horizontal wells in the acreage adjacent to Stiles Ranch. Producers are evaluating new opportunities to the east of our existing system in Western Oklahoma. Stiles Ranch Arapaho II Gas Plant Stiles Ranch Project Newfield currently produces over 80 MMcf/d of gas from the Granite Wash formation at their Stiles Ranch field in Wheeler County, Texas. Approximately 22 MMcf/d of the gas will be processed by other midstream companies until their contract expires in approximately two years. Under a new agreement with Newfield, we will construct a 60-mile extension from our Foss Lake system to the Stiles Ranch field and build extensive new gathering and compression infrastructure in the area. The gas will utilize the recently constructed 60 MMcf/d Arapaho II plant expansion. We will also construct two new pipeline interconnects to double the number of residue gas outlets.

48 Southeast Oklahoma Growth Opportunities Competitive advantages will drive opportunities MarkWest’s system is more extensive than any other gathering system in the area. Producers in the Woodford Chesapeake recently sold its remaining Woodford acreage and production to BP for $1.75 billion. Much of the acreage is already dedicated to our system and to the Arkoma Connector Pipeline (“ACP”). We believe BP is happy with the MarkWest relationship in East Texas and may be interested in having MarkWest gather additional Woodford gas. We believe the Woodford producers, including Newfield, Antero, PetroQuest, XTO, and now BP, will continue to improve their drilling and completion techniques that will result in continued growth of gas volumes. We have signed binding precedent agreements with two anchor shippers which account for approximately 90% of the initial capacity of the ACP.

Southeast Oklahoma PetroQuest Acquisition


McIntosh
Active CBM and Woodford area
P
New Woodford Gathering System
Pittsburg
LEGEND
PetroQuest Gathering Systems
Additional Development Areas
Coal
Atoka
Push

- **PetroQuest Gathering Acquisition**
  - On July 31, we purchased all of PetroQuest Energy's coal bed methane (CBM) and Woodford shale gathering assets in Southeast Oklahoma. We also entered into long-term gathering agreements under which we will integrate and expand their Woodford gathering system.
  - The gathering assets we acquired from PetroQuest include nine CBM gathering systems and one Woodford gathering system and include 221 miles of 2- to 10-inch steel and poly pipe with total currently capacity of 65 MMcf/d.
  - Volumes operated by PetroQuest represent more than 80% of current system volume of 60 MMcf/d.
- **PetroQuest Partnership**
  - PetroQuest commenced its Woodford drilling program in early 2007 and has leased over 40,000 net acres in the Woodford to date. As of August, PetroQuest has:
    - identified 360 locations on 80-acre spacing
    - completed 10 horizontal wells in 2007 and plans to drill +/- 25 wells in 2008.
  - PetroQuest is running three rigs currently and plans to add one more rig by the end of 2008.

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50 Gulf Coast Growth Opportunities Opportunities with Javelina Refiners Javelina will continue to have opportunities to provide additional services, such as the SMR hydrogen plant, to our existing refinery customers. New Off-Gas Processing Opportunities We continue to evaluate new off-gas opportunities

51 We have expanded (or are currently expanding) all of the processing facilities that we operate in Appalachia. We are also expanding our fractionation capacity to approximately 22,000 Bbl/d. We recently announced that we are evaluating the installation of a new processing plant on Columbia’s transmission system to process additional wet gas that is not currently processed. Equitable has proven that the under-pressured Huron shale located under the gathering systems delivering gas to our plants can be successfully developed. To support their development of the Huron Shale, Equitable constructed the 250+ MMcf/d Big Sandy pipeline, a new 100 MMcf/d processing plant, and subscribed for 300 MMcf/d of firm capacity on the Tennessee Gas Pipeline expansion. Equitable’s liquids are dedicated to our Siloam fractionation and marketing facility. Opportunities In Existing Appalachian Operating Area The existing gathering systems delivering gas to our processing facilities are operating at capacity and cannot support the full development of the Huron shale without significant expansion. We believe that production from this area could grow considerably and require significant new gathering infrastructure to support the full development of the Huron shale behind our processing facilities. Existing Area of Operation Existing Fractionation, Storage & Marketing Complex (22,000 Bbl/d following expansion) Existing Gas Processing Facilities (315,000 Mcf/d following expansion) Third Party Processing facilities

52 Opportunities In Marcellus Shale MarkWest is currently building significant gathering and processing infrastructure in the rich-gas area of the Marcellus shale. Our agreements with Range Resources will require ongoing investment to construct gathering and processing facilities for many years in both the wet-gas and dry-gas areas. NGL fractionation and marketing are critical in the Marcellus and our existing facilities give us a tremendous advantage. We believe we may need to construct a new fractionation complex in the future with as much as 25,000 Bbl/d of capacity. Combined with Siloam, we would have almost 50,000 Bbl/d of fractionation capacity in Appalachia. Looking ahead, we believe our agreement with Range Resources, and long-standing relationships with other producers in the Appalachian basin, will continue to provide significant opportunities for additional investment. Rich Gas Area Lean Gas Area Gas processing facilities under construction (180,000 Mcf/d)

53 $0 $100 $200 $300 $400 $500 2004 2005 2006 2007 2008F* Capital Investment $ millions Acquisitions Growth capital Strategic Investments Drive Future Growth Opportunities * Midpoint of 2008 growth capex guidance of $500 million – $550 million. MarkWest’s assets are strategically located in prolific basins in the U.S. In 2007 and 2008, our existing assets provided, or will provide, significant growth opportunities of approximately $850 million. Looking ahead, we believe our current asset base will provide additional opportunities over the next five years to expand our existing operations, resulting in up to $1 billion of new capital investment. In addition to expanding our existing areas of operation, we are focused on adding one or two new growth areas within the next five years. The elimination of the IDRs and the improvement in our yield put us in a very good position to pursue this strategy.

54 Multiple Post IPO Acquisition Capital $810 million Expansion Capital Post Acquisition $1,024 million + = Total Investment $1,834 million (1) Represents annualized segment operating income for the six months ended June 30, 2008, for assets acquired since IPO. History of Acquisition Success 5.8x 5.8x = Segment Operating Income $315 million (1)

Financial Strategy, Commodity Risk and Distribution Analysis Andy Schroeder

56 Financial Strategy Overview The Partnership’s financial objectives include Achieving double-digit annual distribution increases with a conservative distribution coverage ratio .Maintaining adequate liquidity to fund capital and operating requirements To accomplish these objectives, the Partnership utilizes the following guidelines .Maintain targeted capitalization and leverage ratios Fund capital requirements by using a combination of high-yield debt and equity Utilize unsecured debt as primary constituent of long-term debt obligations Access the equity markets when appropriate

57 Southwest 60% Gulf Coast 26% Northeast 14% Asset Diversity $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2004 2005 2006 2007 6.30.08 ($ in millions) Total Assets Segment Assets as of June 30, 2008: $2.2 billion

58 2008 Growth Capital Expenditure Summary 2008: $500 million – $550 million • SMR hydrogen production facility • Residue pipelines Gulf Coast Southwest • Petroquest • Arkoma Connector Pipeline • Canaan Resources CBM expansion • Centrahoma processing joint venture • Stiles Ranch • Arapahoe II gas plant • Carthage II gas plant • Anadarko expansion • Compressor / pipeline additions • New well connects / other expansion Northeast • New gathering / processing infrastructure in the Marcellus shale • Siloam plant expansion • Boldman plant replacement / pipeline • Cobb plant replacement • Kenova plant expansion Southwest $325MM - $350MM Northeast $125MM - $140MM Gulf Coast $50MM - $60MM

59 59 Capital Structure 4.7x 3.7x 52% $ 269.6 $ 1,891.5 $ 904.1 $ 987.4 498.8 274.1 214.5 $ 278.3 As of June 30, 2008 272.2 8-1/2% Senior Notes due 2016 4.8x 2.8x 47% $ 200.4 $ 1,164.0 $ 611.3 $ 552.7 225.0 55.5 $ 26.5 As of December 31, 2007 ($ in millions) LTM Adjusted EBITDA / Interest Expense(1) Total Debt / Capitalization Total Debt / LTM Adjusted EBITDA(1) Total Capitalization Total Debt 8-3/4% Senior Notes due 2018 Total Partners’ Capital 6-7/8% Senior Notes due 2014 Credit Facility LTM Adjusted EBITDA(1) Cash NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger. (1) Adjusted EBITDA and interest expense calculated in accordance with Credit Facility covenants.

60 Risk Management Program We have an ongoing hedge program designed to protect our cash flow to provide for sustainable distribution growth for our common unitholders, while at the same time maintaining a strong, conservative distribution coverage ratio We conservatively set our hedge positions to ensure we have physical production to support our hedges Direct product and crude proxy hedges are executed on a 36 to 48-month time horizon using a combination of collars, swaps, and puts

Stable Cash Flow Enhanced by Risk Management

- **Our volumes are ~75% hedged in 2008 and between 50%-60% hedged from 2009 through 2011**
  - For 2008 DCF, on an annualized basis, a $1/BBL decrease in NYMEX crude price results in a decrease in DCF of:
    - ~$2.2 million at a crude price between $105 and $145
    - ~$2.5 million at a crude price between $85 and $105
    - ~$1.7 million at a crude price between $65 and $85
  - For 2008 DCF, on an annualized basis, a $0.10/MMbtu increase in natural gas price results in an decrease in DCF of ~$0.8 million

Six months ended June 30, 2008
Net Operating Margin(1) By Contract Type



Fee-Based
20%
POP&POI
42%
Keep-Whole
38%

Six months ended June 30, 2008
Net Operating Margin(1) Including Hedges



Fee-Based
26%
Hedged
39%
Commodity
Based
35%

NOTE: The Net Operating Margin charts above include the effect of the merger with MarkWest Hydrocarbon.
(1) Net Operating Margin is calculated as revenue less purchased product costs.

61

MARKWEST

62 $ 69.7 $ 110.1 Total distributions paid (GP and common unitholders) (31.7) 1.2 Provision for income tax (15.3) (0.8) Provision for income tax – current $ 111.4 $ 162.6 Distributable cash flow (DCF) 1.48x $ 80.5 $ 106.8 (3.6) 2.8 10.8 (5.3) 13.0 62.4 7.6 57.3 $ 17.2 Year ended December 31, 2007 (2.2) Non-cash losses from unconsolidated affiliates 3.6 Distributions from unconsolidated affiliates, net of growth capital 8.6 Non-cash compensation expense - Loss on disposal of property, plant and equipment 1.60x $ 69.7 $ 111.4 (2.4) 10.9 245.1 53.4 $ (158.6) Six months ended June 30, 2008 ($ in millions) Depreciation, amortization, accretion, and impairments Non-cash derivative activity Distribution coverage ratio (DCF / Total distributions paid) Distributions paid to common unitholders Maintenance capital expenditures DCF available to common unitholders Other Net income Distribution Coverage NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger.

63 2008 Guidance 2008 Financial Guidance Distributable cash flow of $220 million to $240 million Growth capital expenditures of $500 million to $550 million

Questions & Answers

Appendix

66 3.1 Pro-forma adjustment for MarkWest Hydrocarbon acquisition $ 200.4 13.0 62.4 – 41.7 1.2 7.6 57.3 – $ 17.2 Year ended December 31, 2007 Loss on disposal of property, plant, and equipment $ 269.6 12.0 289.8 56.8 (30.6) 93.0 $ (154.5) LTM 2Q08 ($ in millions) Interest expense Taxes Non-cash derivative activity Depreciation, amortization, accretion, and impairments Non-cash compensation expense Adjusted EBITDA Net income (loss) Reconciliation of Adjusted EBITDA to Net Income NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger.

67 Segment Operating Income $ 28.1 (5.9) (73.2) $ 107.2 Western Oklahoma $ 51.5 (10.8) (81.6) $ 143.9 East Texas $ 12.0 (3.7) (40.4) $ 56.1 Other Southwest Six months ended June 30, 2008 (47.4) (8.3) (10.0) (8.7) Facility expenses $ 208.3 $ 42.3 $ 52.7 $ 21.7 Segment Operating Income (308.2) (106.0) (7.0) Purchased product costs $ 563.9 $ 50.6 $ 168.7 $ 37.4 –Revenue Total Gulf Coast Northeast Southeast Oklahoma ($ in millions)

68 (15.3) Current 47.0 Deferred 3.4 Non-controlling interest in net (loss) income of consolidated subsidiary (190.3) Loss before provision for income tax Provision for income tax (expense) benefit $ (158.6) Net loss (193.7) Income (loss) before non-controlling interest in net income of consolidated subsidiary and provision for income tax 31.7 Total provision for income tax 1.1 Miscellaneous (expense) income 2.2 Interest income 2.1 Earnings from unconsolidated affiliates (5.0) Loss on disposal of property, plant and equipment (164.3) Income (loss) from operations (48.4) Depreciation, amortization, accretion, and impairments (0.6) Compensation expense included in facility expenses not allocated to segments (6.2) (28.6) (39.1) (279.5) $ 208.3 Six months ended June 30, 2008 ($ in millions) Derivative loss not allocated to segments Selling, general and administrative expenses Amortization of deferred financing costs and discount (a component of interest expense) Interest expense Segment Operating Income Reconciliation of Segment Operating Income to Net Income

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com